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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 13, 1996
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                            THE CERPLEX GROUP, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                      0-23602                   33-0411354
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



         1382 BELL AVENUE, TUSTIN, CALIFORNIA                     92780
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       (Address of principal executive offices)                 (Zip Code)



                                 (714) 258-5600
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              (Registrant's telephone number including area code)



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     The Cerplex Group, Inc. (the "Company") announced on December 10, 1996 that it has successfully completed amendments with its bank lenders and subordinated debt holders which either amend or waive the previously announced events of default under the Company's agreements with these lenders. No change was made to the term of such agreements, with the senior credit agreement coming due on March 31, 1997 and the subordinated notes coming due in three equal installments in the years 1999, 2000 and 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 13, 1996



                                        THE CERPLEX GROUP, INC.




                                        By:  /s/ JAMES R. ECKSTAEDT
                                           ---------------------------------
                                                 James R. Eckstaedt
                                                 Senior Vice President and
                                                 Chief Financial Officer



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